Date: 6 October 2023

(1)	Total Security Limited
(2)	Onyx Asset Finance Limited

Debenture
relating to
Total Security Limited

The Pavilion
Botleigh Grange Business Park
Hedge End
Southampton
SO30 2AF
Ref: SWC01/ONY4/23

THIS DEED is dated     6 October        2023
PARTIES
(1)TOTAL SECURITY LIMITED incorporated and registered in England and Wales with company number 10161957 whose registered office is at 16-18 Barnes Wallis Road Segensworth, Fareham, Hampshire, England PO15 5TT (Chargor); and
(2)ONYX ASSET FINANCE LIMITED, incorporated and registered in England and Wales with company number 11872340 whose registered office is at Larch House, Parklands Business Park, Denmead, Hampshire PO7 6XP (Lender).
BACKGROUND
Under this debenture, the Chargor provides security to the Lender for all its present and future obligations and liabilities to the Lender.
1DEFINITIONS AND INTERPRETATION
15.1In this debenture unless the context otherwise requires:
Administrator means an administrator appointed to manage the affairs, business and property of the Chargor pursuant to paragraph 15 of Schedule 3;
Business Day means a day (other than a Saturday, Sunday or public holiday in England) when banks in London are open for business;
Charged Property means all the assets, property and undertaking for the time being subject to the security interests created by this debenture (and references to the Charged Property include references to any part of it);
Costs means all costs, charges, expenses and liabilities of any kind including costs and damages in connection with litigation, professional fees, disbursements and any value added tax charged on Costs;
Encumbrance means any mortgage, charge (whether fixed or floating, legal or equitable), option, pledge, lien, hypothecation, assignment by way of security, licence, trust arrangement, title retention (other than title retention arising in the ordinary course of trading as a result of a supplier’s standard terms of business) or other security interest securing any obligation of any person or any other agreement or arrangement, whether conditional or otherwise, having a similar effect;
Equipment means all present and future computer and other equipment, plant, machinery, tools, vehicles, furniture, furnishings, fittings, installations, consumables, devices and apparatus and other tangible moveable property and chattels for the time being owned by the Chargor, wherever situated, including any part of it and all spare parts, replacements, modifications and additions;
Event of Default means the occurrence of an Event of Default under the Facility Agreement;

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Facility Agreement means the facility agreement dated on or about the date of this debenture between Onyx Asset Finance Limited as lender, and Total Security Limited as borrower;
Finance Document has the meaning given to such term in the Facility Agreement;
Financial Collateral shall have the meaning given to that expression in the Financial Collateral Regulations;
Financial Collateral Regulations means the Financial Collateral Arrangements (No. 2) Regulations 2003 (SI 2003/3226);
Group means in relation to a company, that company, any subsidiary or any holding company from time to time of that company, and any subsidiary from time to time of a holding company of that company. Each company in a Group is a member of the Group;
Intellectual Property means all patents, patent applications, trade marks, trade mark applications, trading names, brand names, service marks, copyrights, rights in the nature of copyright, moral rights, inventions, design rights, registered designs, all trade secrets and know-how, computer rights, programmes, systems, tapes, disks, software, all applications for registration of any of them and other intellectual property rights held or to be held by the Chargor or in which it may have an interest and the benefit of all present and future agreements relating to the use of or licensing or exploitation of any such rights (owned by the Chargor or others);
Properties means all freehold and leasehold properties (whether registered or unregistered) and all commonhold properties, now or in the future (and from time to time) owned by the Chargor or in which the Chargor holds an interest and, in the case of leasehold property only, which comprises a leasehold interest of 7 years or more as at the date of this debenture or at the date of the acquisition (as relevant) and Property means any of them;
Receiver means a receiver and/or manager of any or all of the Charged Property appointed under paragraph 6 of Schedule 3;
Restriction means in relation to any asset of the Chargor, any legal requirement or third party arrangement (including shareholder agreements, landlord consent requirements, contracts, leases, licensing arrangements or joint venture arrangements) which would prevent, prohibit, restrict, limit or condition absolutely or conditionally (whether by contract or otherwise) such asset from being subject to legal, valid, binding and enforceable Security (or if secured, would give a third party the right to terminate or otherwise amend any rights, benefits and/or obligations of the Chargor in respect of those assets or require the Chargor to take any action materially adverse to its interests);
Secured Liabilities means all present and future monies, obligations and liabilities owed by the Chargor to the Lender, whether actual or contingent and whether owed jointly or severally, as principal or surety and/or in any other capacity whatsoever (including those arising under clause 13.3) together with all interest (including default interest) accruing in respect of such monies or liabilities. As of the date hereof, the only monies, obligations and liabilities owed by Chargor to the Lender are those under the Finance Document.
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Security Financial Collateral Arrangement shall have the meaning given to that expression in the Financial Collateral Regulations; and
Security Period means the period starting on the date of this debenture and ending on the date on which all the Secured Liabilities have been unconditionally and irrevocably paid and discharged in full and no further Secured Liabilities are capable of being outstanding.
15.2Unless the context otherwise requires a reference to a clause or Schedule is to a clause or Schedule of or to this debenture and headings shall not affect the interpretation of this debenture.
15.3Unless the context otherwise requires words denoting the singular shall include the plural and vice versa, references to any gender shall include all other genders and references to persons shall include bodies corporate, unincorporated associations and partnerships in each case whether or not having a separate legal personality.
15.4Unless otherwise defined in this debenture, words and expressions defined in the Facility Agreement shall have the same meanings when used in this debenture. In the event of any conflict or inconsistency between the terms of this debenture and the terms of the Facility Agreement, the terms of the Facility Agreement will prevail.
15.5A reference to party shall include that party’s successors, permitted assigns and permitted transferees.
15.6References in this debenture to any statute, statutory provision, EC Directive or treaty include a reference to that statute, statutory provision, EC Directive or treaty as amended, extended, consolidated or replaced from time to time (whether before or after the date of this debenture) and include any order, regulation, instrument or other subordinate legislation made under the relevant statute, statutory provision, EC Directive or treaty. Any reference to a statute or statutory provision is a reference to such statute or provision in the United Kingdom and not any other jurisdiction.
15.7Any reference to writing or written excludes faxes and email (unless otherwise expressly provided in this debenture).
15.8A reference to this debenture (or any provision of it) or to any other agreement or document referred to in this debenture is a reference to this debenture, that provision or such other agreement or document as amended (in each case, other than in breach of the provisions of this debenture) from time to time.
15.9Any references to the word include or including (or similar phrases) are to be construed without limitation.
15.10A reference to a holding company or a subsidiary means a holding company or a subsidiary (as the case may be) as defined in section 1159 of the Companies Act 2006 and for the purposes only of the membership requirement contained in sections 1159(1)(b) and (c), a company shall be treated as a member of another company even if its shares in that other company are registered in the name of:
14.2.1another person (or its nominee), by way of security or in connection with the taking of security; or
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14.2.2its nominee.
15.11A reference to:
14.2.1an amendment includes a novation, re-enactment, supplement or variation (and amended shall be construed accordingly);
14.2.2assets includes present and future properties, undertakings, revenues, rights and benefits of every description;
14.2.3authorisation includes an authorisation, consent, licence, approval, resolution, exemption, filing, registration and notarisation; or
14.2.4a regulation includes any regulation, rule, official directive, request or guideline (whether or not having the force of law) of any governmental, inter-governmental or supranational body, agency, department or regulatory, self-regulatory or other authority or organisation
15.12Clawback: If the Lender considers that an amount is capable of being avoided or otherwise set aside on liquidation or administration of the Chargor or otherwise, then that amount shall not be considered to have been irrevocably paid for the purposes of this debenture.
15.13Nature of security over real property: A reference in this debenture to a charge or mortgage of any freehold, leasehold or commonhold property includes:
14.2.1all buildings and fixtures (including trade and tenant’s fixtures) which are at any time situated on that property;
14.2.2the proceeds of sale of any part of that property; and
14.2.3the benefit of any covenants for title given or entered into by any predecessor in title of the Chargor in respect of that property or any monies paid or payable in respect of those covenants.
15.14Law of Property (Miscellaneous Provisions) Act 1989: For the purposes of section 2 of the Law of Property (Miscellaneous Provisions) Act 1989 the terms of the Finance Documents and of any side letters between any parties in relation to the Finance Documents are incorporated in this debenture.
15.15Insolvency Act 1986: Paragraph 14 of Schedule B1 to the Insolvency Act 1986 (as inserted by section 248 of, and Schedule 16 to, the Enterprise Act 2002) applies to the floating charge created by this debenture and each such floating charge is a qualifying floating charge for the purposes thereof.
2COVENANT TO PAY
15.1The Chargor shall on demand pay to the Lender and discharge the Secured Liabilities when they become due.
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3GRANT OF SECURITY
15.1Charging clause: As a continuing security for the payment and discharge of the Secured Liabilities, the Chargor with full title guarantee:
14.2.1charges to the Lender, by way of first legal mortgage, all the Properties and the fixed plant and machinery owned by the Chargor and from time to time in or on such properties and the proceeds of sale of such assets;
14.2.2charges to the Lender, by way of first fixed charge:
(a)all Properties acquired by the Chargor in the future;
(b)all present and future rights, licences, guarantees, rents, deposits, contracts, covenants and warranties relating to the Properties;
(c)all licences, consents and authorisations, statutory or otherwise, held or required in connection with the Chargor’s business or the use of any Charged Property and all rights in connection with them;
(d)all present and future goodwill and uncalled capital for the time being of the Chargor;
(e)all Intellectual Property and all present and future fees, royalties or similar income derived from or incidental to any Intellectual Property;
(f)all contracts, customer contracts, book debts and other debts of the Chargor present and future and the proceeds of payment or realisation of each of them; and
(g)all Equipment; and
14.2.3charges to the Lender, by way of first floating charge, all the undertaking, property, assets and rights of the Chargor at any time not effectively mortgaged, charged or assigned pursuant to clause 3.1.1 and clause 3.1.2.
15.2Automatic conversion of floating charge: The floating charge created by clause 3.1.3 shall automatically and immediately (without notice) be converted into a fixed charge over the relevant Charged Property if:
14.2.1the Chargor:
(a)creates, or attempts to create, over all or any part of the Charged Property an Encumbrance without the prior written consent of the Lender or any trust in favour of another person (other than any Encumbrance permitted under the terms of the Finance Documents or created with the prior written consent of the Lender); or
(b)disposes or attempts to dispose of all or any part of the Charged Property (other than any disposal permitted under the terms of the Finance Documents or for which the Lender has provided prior written consent of the Lender, or in respect of property subject only to the floating charge while it
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remains uncrystallised which property may be disposed of in the ordinary course of business); or
14.2.2a receiver is appointed over all or any of the Charged Property that is subject to the floating charge; or
14.2.3any person levies or attempts to levy any distress, attachment, execution or other process against all or any part of the Charged Property; or
14.2.4the Lender receives notice of the appointment of, or a proposal or an intention to appoint, an administrator of the Chargor.
15.3The obtaining of a moratorium under section 1A of the Insolvency Act 1986, or anything done with a view to obtaining such a moratorium (including any preliminary decision or investigation), shall not be an event causing any floating charge created by this debenture to crystallise or causing restrictions which would not otherwise apply to be imposed as the disposal or property by any Chargor or a ground for the appointment of a receiver provided that this clause 3.3 ;
14.2.1does not apply to any floating charge referred to in section A52(4) of Part A1 of the Insolvency Act 1986; and
14.2.2shall have no effect on any statutory notice requirements in favour of the Lender.
15.4Conversion of floating charge by notice: The Lender may in its sole discretion at any time after the occurrence of an Event of Default by written notice to the Chargor convert the floating charge created under this debenture into a fixed charge as regards any part of the Charged Property specified by the Lender in that notice.
15.5Assets acquired after any floating charge crystallisation: Any asset acquired by the Chargor after any crystallisation of the floating charge created under this debenture which but for such crystallisation would be subject to a floating charge shall (unless the Lender confirms in writing to the contrary) be charged to the Lender by way of first fixed charge.
4DUE DILIGENCE
15.1
15.2The Chargor shall not have any obligation to investigate title, review documentation (including in relation to leases, trade receivables or inventory) or review registers (including in relation to Intellectual Property), provide surveys or other insurance, environmental or other due diligence or diligence of any potentially applicable Restriction, in each case prior to, or as a condition of, entering into this Deed or at any time thereafter.
5LIABILITY OF CHARGOR
15.1Liability not discharged: The liability of the Chargor under this debenture in respect of any of the Secured Liabilities shall not be discharged, prejudiced or affected by:
14.2.1any security, guarantee, indemnity, remedy or other right held by or available to the Lender being or becoming wholly or partially illegal, void or unenforceable on any ground;
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14.2.2the Lender renewing, determining, varying or increasing any facility or other transaction in any manner or concurring in, accepting or varying any compromise, arrangement or settlement or omitting to claim or enforce payment from any other person; or
14.2.3any other act or omission which but for this provision might have discharged or otherwise prejudiced or affected the liability of the Chargor.
15.2Immediate recourse: The Chargor waives any right it may have of requiring the Lender to enforce any security or other right or claim any payment from or otherwise proceed against any other person before enforcing this debenture against the Chargor.
6REPRESENTATIONS AND WARRANTIES
15.1The Chargor represents and warrants to the Lender on the following terms:
14.2.1the Chargor is the legal and beneficial owner of the Charged Property free from any Encumbrance other than the Encumbrances created by this debenture;
14.2.2the Chargor has not received or acknowledged notice of any adverse claim by any person in respect of the Charged Property or any interest in it;
14.2.3there are no covenants, agreements, reservations, conditions, interests, rights or other matters whatever, which materially adversely affect the Charged Property;
14.2.4there is no breach of any law or regulation, which materially adversely affects the Charged Property;
14.2.5no facility necessary for the enjoyment and use of the Charged Property is subject to terms entitling any person to terminate or curtail its use;
14.2.6nothing has arisen or has been created or is subsisting, which would be an overriding interest in any Property; and
14.2.7no Encumbrance expressed to be created by this debenture is liable to be avoided or otherwise set aside on the liquidation or administration of the Chargor or otherwise.
15.2The representations and warranties set out in 5.1 are made on the date of this debenture and shall be deemed to be made on each day of the Security Period with reference to the facts and circumstances then existing.
7COVENANTS
15.1The Chargor covenants with the Lender during the continuance of the security constituted by this debenture in the terms set out in Schedule 1.
8POWERS OF THE LENDER
15.1The Lender shall have the powers set out in Schedule 2.
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9ENFORCEMENT
15.1Enforcement events: The security constituted by this debenture shall be immediately enforceable following the occurrence of an Event ofDefault. The parties to this debenture agree that the provisions of Schedule 3 shall apply to this debenture and shall be binding between them.
15.2Receiver’s powers: A Receiver shall have, in addition to the powers conferred on receivers by statute, the further powers set out in Schedule 4.
15.3Right of appropriation: To the extent that the Charged Property constitutes Financial Collateral and this debenture and the obligations of the Chargor hereunder constitute a Security Financial Collateral Arrangement, the Lender shall have the right, at any time after the security constituted by this debenture has become enforceable, to appropriate all or any of that Charged Property in or towards the payment and/or discharge of the Secured Liabilities in such order as the Lender in its absolute discretion may from time to time determine. The value of any Charged Property appropriated in accordance with this clause shall be the price of that Charged Property at the time the right of appropriation is exercised as listed on any recognised market index, or determined by such other method as the Lender may select (including independent valuation). The Chargor agrees that the methods of valuation provided for in this clause are commercially reasonable for the purposes of the Financial Collateral Regulations.
10COSTS AND INDEMNITY
15.1Costs: The Chargor shall pay to or reimburse the Lender and any Receiver on demand, on a full indemnity basis, all Costs incurred by the Lender and/or any Receiver in relation to:
14.2.1protecting, perfecting, preserving or enforcing (or attempting to do so) any of the Lender’s or the Receiver’s rights under this debenture; or
14.2.2suing for, or recovering, any of the Secured Liabilities,
(including, without limitation, the Costs of any proceedings in relation to this debenture or the Secured Liabilities) together with, in the case of clause 10.1.1 and clause 10.1.2, interest on the amount due at the relevant default rate(s) of interest of the principal sum to which the demand most directly relates under the Facility Agreement or otherwise (as the case may be).
15.2Indemnity: The Lender and any Receiver and their respective employees and agents shall be indemnified on a full indemnity basis out of the Charged Property in respect of all actions, liabilities and Costs incurred or suffered in or as a result of:
14.2.1the exercise or purported exercise of any of the powers, authorities or discretions vested in them under this debenture;
14.2.2any matter or thing done or omitted to be done in relation to the Charged Property under those powers; or
14.2.3any default or delay by the Chargor in performing any of its obligations under this debenture.
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11RELEASE
15.1Release: Subject to clause 13.3, upon the expiry of the Security Period (but not otherwise) the Lender shall, at the request and cost of the Chargor, take whatever action is necessary to release the Charged Property from the security constituted by this debenture.
12ASSIGNMENT AND TRANSFER
15.1The Chargor shall not assign any of its rights or transfer any of its rights or obligations under this debenture. The Lender may assign the benefit of this debenture and any document referred to in to any member of its Group.
13FURTHER PROVISIONS
15.1Independent security: This debenture shall be in addition to and independent of every other security or guarantee which the Lender may at any time hold for any of the Secured Liabilities and no prior security held by the Lender over the whole or any part of the Charged Property shall merge in or prejudice the security created by this debenture or any other contractual or legal rights of the Lender.
15.2Continuing security: This debenture shall remain in full force and effect as a continuing security for the Secured Liabilities, notwithstanding any settlement of account or intermediate payment or other matter or thing whatsoever, unless and until the Lender discharges this debenture in writing.
15.3Discharge conditional: Any release, discharge or settlement between the Chargor and the Lender shall be deemed conditional upon no payment or security received by the Lender in respect of the Secured Liabilities being avoided, reduced or ordered to be refunded pursuant to any law relating to insolvency, bankruptcy, winding-up, administration, receivership or otherwise and, notwithstanding any such release, discharge or settlement:
14.2.1the Lender or its nominee shall be at liberty to retain this debenture and the security created by or pursuant to this debenture, including all certificates and documents relating to the whole or any part of the Charged Property, for such period as the Lender shall deem necessary to provide the Lender with security against any such avoidance, reduction or order for refund; and
14.2.2the Lender shall be entitled to recover the value or amount of such security or payment from the Chargor subsequently as if such release, discharge or settlement had not occurred.
15.4Certificates: A certificate or determination by the Lender as to any amount for the time being due to it from the Chargor shall (in the absence of any manifest error) be conclusive evidence of the amount due.
15.5Rights cumulative: The rights and powers of the Lender conferred by this debenture are cumulative, may be exercised as often as the Lender considers appropriate, and are in addition to its rights and powers under the general law.
15.6Waivers: Any waiver or variation of any right by the Lender (whether arising under this debenture or under the general law) shall only be effective if it is in writing and signed by the
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Lender and applies only in the circumstances for which it was given and shall not prevent the Lender from subsequently relying on the relevant provision.
15.7Further exercise of rights: No act or course of conduct or negotiation by or on behalf of the Lender shall in any way preclude the Lender from exercising any right or power under this debenture or constitute a suspension or variation of any such right or power.
15.8Delay: No delay or failure to exercise any right or power under this debenture shall operate as a waiver.
15.9Single or partial exercise: No single or partial exercise of any right under this debenture shall prevent any other or further exercise of that or any other such right.
15.10Consolidation: The restriction on the right of consolidation contained in section 93 of the Law of Property Act 1925 shall not apply to this debenture.
15.11Partial invalidity: The invalidity, unenforceability or illegality of any provision (or part of a provision) of this debenture under the laws of any jurisdiction shall not affect the validity, enforceability or legality of the other provisions. If any invalid, unenforceable or illegal provision would be valid, enforceable or legal if some part of it were deleted, the provision shall apply with any modification necessary to give effect to the commercial intention of the parties.
15.12Counterparts: This debenture may be executed and delivered in any number of counterparts, each of which is an original and which together have the same effect as if each party had signed the same document.
15.13Third party rights: Except as expressly set out in this debenture, a third party has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce, or to enjoy the benefit of, any term of this debenture.
15.14Perpetuity period: If the rule against perpetuities applies to any trust created by this debenture, the perpetuity period shall be 125 years (as specified by section 5(1) of the Perpetuities and Accumulations Act 2009).
14NOTICES
15.1Any notice or other communication to be served under this debenture must be in writing and may be:
14.2.1delivered personally;
14.2.2sent by sent by first class “Royal Mail Signed For” service or any successor service; or
14.2.3sent by electronic mail:
(a)in the case of notice to the Lender, to notices@onyxmoney.co.uk (or such other email address as is notified by the Lender to the Chargor from time to time); or
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(b)in the case of notice to the Chargor, to Tridivesh Kidambi at tridi@system1.com (or such other email address as is notified by the Chargor to the Lender from time to time), and, unless otherwise stated above, shall be served on the party at its address appearing in this debenture or at such other address as it may have notified to the other parties in accordance with this clause 14.
15.2Any notice or document shall be deemed to have been served:
14.2.1if delivered personally, at the time of delivery if delivered during a Business Day or at the start of the next Business Day if delivered at any other time; or
14.2.2if posted by first class “Royal Mail Signed For” service (or any successor service), at 10.00 a.m. on the second Business Day after it was put into the post; or
14.2.3if sent by electronic mail, at the time that a message confirming delivery has been received.
15.3References in this clause 14 to a particular time of day are references to that time of day at the address for service of the recipient party.
15GOVERNING LAW AND JURISDICTION
15.1This debenture and any dispute or claim (including non-contractual disputes or claims) arising out of or in connection with it or its subject matter or formation shall be governed by and construed in accordance with the law of England and Wales.
15.2Each party irrevocably agrees that, subject as provided below, the courts of England and Wales shall have exclusive jurisdiction over any dispute or claim (including non-contractual disputes or claims) that arises out of or in connection with this debenture or its subject matter or formation.
This document has been executed as a deed and is delivered and takes effect on the date stated at the beginning of it.
.
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Schedule 1
Covenants
1NEGATIVE PLEDGE AND DISPOSAL RESTRICTIONS
6.1The Chargor shall not at any time, except as permitted by the Finance Documents or with the prior written consent of the Lender:
6.1.1create, purport to create or permit to subsist any Encumbrance on, or in relation to, any Charged Property other than any Encumbrances created by this debenture; or
6.1.2sell, assign, transfer, part with possession of or otherwise dispose of in any manner (or purport to do so) all or any part of, or any interest in, the Charged Property, except for the disposal in the ordinary course of business of any of the Charged Property subject to the floating charge created under this debenture; or
6.1.3create or grant (or purport to create or grant) any interest in any Charged Property in favour of a third party.
2TRADING AND PRESERVATION OF CHARGED PROPERTY
6.1The Chargor shall:
6.1.1carry on its trade and business in accordance with the standards of good management from time to time current in such trade or business on those parts (if any) of the Properties as are, or may be, used for the purposes of trade or business;
6.1.2not deal with its book debts and other debts otherwise than by collecting them in the ordinary course of its business; and
6.1.3not do, or permit to be done, any act or thing which will or might depreciate, jeopardise or otherwise prejudice the security held by the Lender or materially diminish the value of any of the Charged Property or the effectiveness of the security created by this debenture.
3[NOT USED]
4PROVISION OF INFORMATION
6.1The Chargor shall:
6.1.1 promptly provide to the Lender whatever information, documents or papers relating to the Charged Property as the Lender may from time to time reasonably request; and
6.1.2inform the Lender promptly of any acquisition by the Chargor of, or contract made by the Chargor to acquire, any freehold, leasehold or other interest in Property.
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5INSURANCE
6.1The Chargor shall:
6.1.1insure and keep insured all of its undertaking and assets with reputable and responsible insurers previously approved by the Lender for their full reinstatement cost and otherwise in such manner and to such extent as is reasonable and customary for an enterprise engaged in the same or similar business and in the same or similar localities against such risks and contingencies as the Lender shall from time to time request;
6.1.2procure that the interest of the Lender is noted on all its policies of insurance in such manner as the Lender may in its absolute discretion require; and
6.1.3duly and punctually pay all premiums and any other monies necessary for maintaining its insurance in full force and effect.
6.2The Chargor shall hold in trust for the Lender all money received under any insurance of the whole or any part of the Charged Property and apply all monies received by virtue of any such insurance in making good or in recouping expenditure incurred in making good any loss or damage, or in such other manner as the Chargor and the Lender shall agree.
6REPAIR
6.1The Chargor shall, provided it is practicable to do so (and where it is uneconomic to repair any part of the Charged Property, such part shall instead be replaced by another similar asset of equal or greater quality and value):
6.1.1subject to paragraph 6.1.2 below (the provisions of which shall take precedence over this paragraph), except with prior written consent of the Lender and subject to such conditions imposed by such consent, at all times keep in good and substantial repair and condition all the Charged Property including, without limitation, all buildings, erections, structures and fixtures and fittings on and in the Property; and
6.1.2keep all Equipment in good repair, working order and condition and fit for its purpose.
7NOT USED
8TITLE DOCUMENTS
The Chargor shall promptly after the execution of this debenture (or, if later, the date of acquisition of the relevant Charged Property) deposit with the Lender and the Lender shall during the continuance of this debenture be entitled to hold all deeds and documents of title relating to the Charged Property which are in the possession or control of the Chargor (and, if not within the possession and/or control of the Chargor, the Chargor undertakes to obtain possession of all such deeds and documents of title).
9FURTHER ASSURANCE
The Chargor, at its own cost, shall prepare and execute such further legal or other mortgages, charges or transfers (containing a power of sale and such other provisions as the Lender may reasonably require) in favour of the Lender as the Lender shall in its absolute
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discretion from time to time require over all or any part of the Charged Property and give all notices, orders and directions which the Lender may require in its absolute discretion for perfecting, protecting or facilitating the realisation of its security over the Charged Property.
10INSPECTION
The Chargor shall permit the Lender and any Receiver and any person appointed by either of them to enter upon and inspect any Property during normal business hours upon reasonable prior notice.
11CHARGOR’S WAIVER OF SET-OFF
The Chargor waives any present or future right of set-off it may have in respect of the Secured Liabilities (including sums payable by the Chargor under this debenture).
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Schedule 2
Powers of Lender
1POWER TO REMEDY
The Lender shall be entitled (but shall not be bound) to remedy a breach at any time by the Chargor of any of its obligations contained in this debenture and the Chargor irrevocably authorises the Lender and its agents to do all such things as are necessary or desirable for that purpose.
2EXERCISE OF RIGHTS
The rights of the Lender under paragraph 1 of this Schedule 2 are without prejudice to any other rights of the Lender under this debenture or otherwise and the exercise of those rights shall not make the Lender liable to account as a mortgagee in possession.
3POWER TO DISPOSE OF CHATTELS
5.1At any time after the security constituted by this debenture shall have become enforceable, the Lender or any Receiver:
5.1.1may dispose of any chattels or produce found on any Property as agent for the Chargor; and
5.1.2without prejudice to any obligation to account for the proceeds of any sale of such chattels or produce, shall be indemnified by the Chargor against any liability arising from such disposal.
4PRIOR ENCUMBRANCES
5.1At any time after the security constituted by this debenture shall have become enforceable or after any powers conferred by any Encumbrance having priority to this debenture shall have become exercisable, the Lender may:
5.1.1redeem such or any other prior Encumbrance or procure its transfer to itself; and
5.1.2settle any account of the holder of any prior Encumbrance.
Any accounts so settled and passed shall be, in the absence of any manifest error, conclusive and binding on the Chargor and all monies paid by the Lender to an encumbrancer in settlement of such an account shall, as from its payment by the Lender, be due from the Chargor and shall bear interest and be secured as part of the Secured Liabilities.
5LENDER’S SET-OFF RIGHTS
5.1If the Lender shall have more than one account for the Chargor in its books the Lender may at any time after:
5.1.1the security constituted by this debenture has become enforceable; or
5.1.2the Lender has received notice of any subsequent Encumbrance or other interest affecting all or any part of the Charged Property
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transfer, without prior notice, all or any part of the balance standing to the credit of any account to any other account which may be in debit but the Lender shall notify the Chargor of the transfer once made.
6INDULGENCE
The Lender may in its discretion grant time or other indulgence or make any other arrangement, variation or release with any person or persons not being a party to this debenture (whether or not such person or persons are jointly liable with the Chargor) in respect of any of the Secured Liabilities or of any other security for them without prejudice either to this debenture or to the liability of the Chargor for the Secured Liabilities.
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Schedule 3
Enforcement
1NOT USED
2STATUTORY POWER OF SALE
The powers of sale conferred upon mortgagees under the Law of Property Act 1925 shall, as between the Lender and a purchaser from the Lender, arise on and be exercisable at any time after the execution of this debenture, but the Lender shall not exercise such power of sale until the security constituted by this debenture has become enforceable following an Event of Default.
3EXTENSION OF STATUTORY POWERS
The statutory powers of sale, leasing and accepting surrenders conferred upon mortgagees under the Law of Property Act 1925 and/or by any other statute shall be exercisable by the Lender under this debenture and are extended so as to authorise the Lender whether in its own name or in that of the Chargor to make any lease or agreement for lease, accept surrenders of lease or grant any option of the whole or any part or parts of the freehold and leasehold property of the Chargor with whatever rights relating to other parts of it and containing whatever covenants on the part of the Chargor and generally on such terms and conditions (including the payment of money to a lessee or tenant on a surrender) and whether or not at a premium as the Lender thinks fit.
4PROTECTION OF THIRD PARTIES
15.1No purchaser, mortgagee or other person dealing with the Lender or any Receiver shall be concerned:
15.2.1to enquire whether any of the Secured Liabilities have become due or payable or remain unpaid or undischarged, or whether the power the Lender or a Receiver is purporting to exercise has become exercisable; or
15.2.2to see to the application of any money paid to the Lender or any Receiver.
5NO LIABILITY AS MORTGAGEE IN POSSESSION
Neither the Lender nor any Receiver nor any Administrator shall be liable to account as mortgagee in possession in respect of all or any of the Charged Property nor shall any of them be liable for any loss upon realisation of, or for any neglect or default of any nature whatsoever in connection with, all or any of the Charged Property for which a mortgagee in possession might as such be liable.
6APPOINTMENT OF RECEIVER
15.1At any time after the security constituted by this debenture has become enforceable, or at the request of the Chargor, the Lender may without further notice:
15.2.1appoint by way of deed, or otherwise in writing, any one or more person or persons to be a receiver or a receiver and manager of all or any part of the Charged Property; and
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15.2.2(subject to section 45 of the Insolvency Act 1986) from time to time by way of deed, or otherwise in writing, remove any person appointed to be Receiver and may in like manner appoint another in his place.
Where more than one person is appointed Receiver, they will have power to act separately (unless the appointment by the Lender specifies to the contrary).
15.2The Lender may fix the remuneration of any Receiver appointed by it without the restrictions contained in section 109 of the Law of Property Act 1925 and the remuneration of the Receiver shall be a debt secured by this debenture which shall be due and payable by the Chargor immediately upon its being paid by the Lender.
7POWERS ADDITIONAL
15.1The powers of sale and appointing a Receiver conferred by this debenture shall be in addition to all statutory and other powers of the Lender under the Insolvency Act 1986, the Law of Property Act 1925 or otherwise and shall be exercisable without the restrictions contained in sections 103 and 109 of the Law of Property Act 1925 or otherwise.
15.2The power to appoint a Receiver (whether conferred by this debenture or by statute) shall be and remain exercisable by the Lender notwithstanding any prior appointment in respect of all or any part of the Charged Property.
8AGENT OF THE CHARGOR
Any Receiver appointed by the Lender under this debenture shall be the agent of the Chargor and the Chargor shall be solely responsible for his acts and remuneration as well as for any defaults committed by him.
9POWERS OF RECEIVER
Any Receiver appointed by the Lender under this debenture shall in addition to the powers conferred on him by the Law of Property Act 1925 and the Insolvency Act 1986 have power to do all such acts and things as an absolute owner could do in the management of such of the Charged Property over which the Receiver is appointed and in particular the powers set out in Schedule 4.
10ORDER OF APPLICATION OF PROCEEDS
15.1All monies received by the Lender or a Receiver in the exercise of any enforcement powers conferred by this debenture shall be applied:
15.2.1first in paying all unpaid fees, costs and other liability incurred by or on behalf of the Lender (and any Receiver, attorney or agent appointed by it);
15.2.2second in paying the remuneration of any Receiver (as agreed between him and the Lender);
15.2.3third in or towards discharge of the Secured Liabilities in such order and manner as the Lender shall determine; and
15.2.4finally in paying any surplus to the Chargor or any other person entitled to it.
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11SECTION 109(8) LAW OF PROPERTY ACT 1925
Neither the Lender nor any Receiver shall be bound (whether by virtue of section 109(8) of the Law of Property Act 1925, which is varied accordingly, or otherwise) to pay or appropriate any receipt or payment first towards interest rather than principal or otherwise in any particular order as between any of the Secured Liabilities.
12SUSPENSE ACCOUNT
All monies received by the Lender or a Receiver under this debenture may, at the discretion of the Lender or Receiver, be credited to any suspense or securities realised account and shall bear interest at such rate, if any, as may be agreed in writing between the Lender and the Chargor and may be held in such account for so long as the Lender or Receiver thinks fit.
13POWER OF ATTORNEY
15.1By way of security the Chargor irrevocably appoints the Lender and every Receiver separately to be the attorney of the Chargor and in its name and on its behalf and as its act and deed to execute any documents, and do any acts and things after the occurrence of an Event of Default which:
15.2.1the Chargor is required to execute and do under this debenture; and/or
15.2.2any attorney may deem proper or desirable in exercising any of the powers, authorities and discretions conferred by this debenture or by law on the Lender or any Receiver.
14RATIFICATION OF ACTS OF ATTORNEY
The Chargor ratifies and confirms and agrees to ratify and confirm anything which any of its attorneys may do in the proper and lawful exercise or purported exercise of all or any of the powers, authorities and discretions referred to in paragraph 13 of this Schedule 3.
15APPOINTMENT OF AN ADMINISTRATOR
15.1The Lender may without notice to the Chargor appoint any one or more persons to be an administrator of the Chargor pursuant to paragraph 14 Schedule B1 of the Insolvency Act 1986 if this debenture becomes enforceable.
15.2Any appointment under this paragraph 15 shall:
15.2.1be in writing signed by a duly authorised signatory of the Lender; and
15.2.2take effect, in accordance with paragraph 19 of Schedule B1 of the Insolvency Act 1986, when the requirements of paragraph 18 of that Schedule B1 are satisfied.
15.3The Lender may (subject to any necessary approval from the court) end the appointment of an Administrator by notice in writing in accordance with this paragraph 15 and appoint under that paragraph a replacement for any Administrator whose appointment ends for any reason.
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Schedule 4
Further Powers of Receiver
1TO REPAIR AND DEVELOP PROPERTIES
A Receiver may undertake or complete any works of repair, building or development on the Properties.
2TO SURRENDER LEASES
A Receiver may grant or accept surrenders of any leases or tenancies affecting the Properties upon such terms and subject to such conditions as he thinks fit.
3TO EMPLOY PERSONNEL AND ADVISORS
A Receiver may provide services and employ, or engage, such managers, contractors and other personnel and professional advisors on such terms as he deems expedient.
4TO MAKE VAT ELECTIONS
A Receiver may make such elections for value added tax purposes as he thinks fit.
5TO CHARGE REMUNERATION
A Receiver may charge and receive such sum by way of remuneration (in addition to all costs, charges and expenses incurred by him) as the Lender may prescribe or agree with him.
6TO REALISE CHARGED PROPERTY
A Receiver may collect and get in the Charged Property in respect of which he is appointed or any part thereof and for that purpose make such demands and take any proceedings as may seem expedient and to take possession of the Charged Property with like rights.
7TO MANAGE OR RECONSTRUCT THE CHARGOR’S BUSINESS
A Receiver may carry on, manage, develop, reconstruct, amalgamate or diversify or concur in carrying on, managing, developing, reconstructing, amalgamating or diversifying the business of the Chargor.
8TO DISPOSE OF CHARGED PROPERTY
A Receiver may grant options and licences over all or any part of the Charged Property, sell or concur in selling, assign or concur in assigning, lease or concur in leasing and accept or concur in accepting surrenders of leases of, all or any of the property of the Chargor in respect of which he is appointed in such manner and generally on such terms and conditions as he thinks fit (fixtures and plant and machinery may be severed and sold separately from the premises in which they are contained without the consent of the Chargor) and to carry any such sale, assignment, leasing or surrender into effect. Any such sale may be for such consideration as he shall think fit and he may promote or concur in promoting a company to purchase the property to be sold.
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9TO MAKE SETTLEMENTS
A Receiver may make any arrangement, settlement or compromise between the Chargor and any other person which he may think expedient.
10TO IMPROVE EQUIPMENT
A Receiver may make substitutions of, or improvements to, the Equipment as he may think expedient.
11TO MAKE CALLS ON CHARGOR MEMBERS
A Receiver may make calls conditionally or unconditionally on the members of the Chargor in respect of the uncalled capital with such and the same powers for that purpose and for the purpose of enforcing payments of any calls so made as are conferred by the articles of association of the Chargor on its directors in respect of calls authorised to be made by them.
12TO APPOINT STAFF AND AGENTS
A Receiver may appoint managers, officers, servants, workmen and agents for the aforesaid purposes at such salaries and for such periods and on such terms as he may determine.
13TO INSURE
A Receiver may, if he thinks fit effect with any insurer any policy or policies of insurance either in lieu or satisfaction of, or in addition to, such insurance.
14LAW OF PROPERTY ACT 1925
A Receiver may exercise all powers provided for in the Law of Property Act 1925 in the same way as if he had been duly appointed under that act and exercise all powers provided for an administrative receiver in Schedule 1 of the Insolvency Act 1986.
15TO BORROW
A Receiver may for any of the purposes authorised by this Schedule 4 raise money by borrowing from the Lender or from any other person on the security of all or any of the Charged Property in respect of which he is appointed upon such terms (including if the Lender shall consent to terms under which such security ranks in priority to this debenture) as he shall think fit.
16TO REDEEM PRIOR ENCUMBRANCES
A Receiver may redeem any prior Encumbrance and settle and pass the accounts to which the Encumbrance relates and any accounts so settled and passed shall be, in the absence of any manifest error, conclusive and binding on the Chargor and the monies so paid will be deemed to be an expense properly incurred by him.
17INCIDENTAL POWERS
A Receiver may do all such other acts and things as he may consider incidental or conducive to any of the matters or powers in this Schedule 4 or which he lawfully may or can do as agent for the Chargor.
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18SCOPE OF POWERS
Any exercise of any of these powers may be on behalf of the Chargor, the directors of the Chargor (in the case of the power contained in paragraph 11 of this Schedule 4) or himself.

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Executed as a Deed by Total Security Limited acting by in the presence of:		/s/ Tridivesh Kidambi
Witness’s signature	/s/ Stewart Marlborough	Director Name: Tridivesh Kidambi
Name	Stewart Marlborough
Address	515 Loma Vista Street
El Segundo, CA 90245

Occupation	President, Commerce System1

Signed as a Deed by Onyx Asset Finance Limited acting by in the presence of:		/s/ Dan Richards
Witness’s signature	/s/ Shane Crossan	Director Name: Dan Richards
Name	Shane Crossan
Address	24 Noble Road
Fareham, UK
PO144FJ
Occupation	VP of Engineering

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